SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   August 21, 2009

TECHNEST HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-27023	88-0357272
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

10411 Motor City Drive, Suite 650, Bethesda, MD 20817
 (Address of principal executive offices) (Zip Code)

10411 Motor City Drive, Suite 650, Bethesda, MD 20817
 (Mailing Address)

(301) 767-2810
 (Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01     Other Events

On August 24, 2009, Technest Holdings issued a press release announcing that, on August 21, 2009, it had been awarded $23,778,402.83 in connection with its arbitration hearing against EOIR Holdings LLC, an affiliate of The White Oak Group, Inc., for breach of the Stock Purchase Agreement which the parties entered into in 2007 to effectuate the sale of EOIR Technologies, Inc., a subsidiary of Technest at the time.

A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

The information in this Item 8.01 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

ITEM 9.01     Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description	Filed with this Current Report

99.1	Press Release of Technest Holdings, Inc. dated August 24, 2009	x

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TECHNEST HOLDINGS, INC.

By:	/s/ Gino M. Pereira
Chief Executive Officer

Date:  August 24, 2009

EXHIBIT INDEX

Exhibit No.	Description	Filed with this Current Report

99.1	Press Release of Technest Holdings, Inc. dated August 24, 2009	x